File No. 33-66088
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

     Pre-Effective Amendment No.                                        [  ]

     Post-Effective Amendment No. 6                                     [ X ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

     Amendment No. 6                                                    [ X ]


                       (Check appropriate box or boxes.)

                       DREYFUS LIFETIME PORTFOLIOS, INC.
              (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on January 15, 1996 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1995 was filed on November 9, 1995.



                       DREYFUS LIFETIME PORTFOLIOS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____

  1            Cover Page                                      Cover


  2            Synopsis                                        3


  3            Condensed Financial Information                 5, 6


  4            General Description of Registrant               7


  5            Management of the Fund                          11


  5(a)         Management's Discussion of Fund's Performance   *


  6            Capital Stock and Other Securities              24


  7            Purchase of Securities Being Offered            13


  8            Redemption or Repurchase                        19


  9            Pending Legal Proceedings                       *



Items in
Part B of
Form N-1A
---------

  10           Cover Page                                      Cover


  11           Table of Contents                               Cover


  12           General Information and History                 B-30


  13           Investment Objectives and Policies              B-2


  14           Management of the Fund                          B-12


  15           Control Persons and Principal                   B-16
               Holders of Securities


  16           Investment Advisory and Other                   B-17
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                       DREYFUS LIFETIME PORTFOLIOS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____

  17           Brokerage Allocation                            B-28


  18           Capital Stock and Other Securities              B-30


  19           Purchase, Redemption and Pricing                B-19, B-20,
               of Securities Being Offered                     B-21


  20           Tax Status                                      *


  21           Underwriters                                    B-27


  22           Calculations of Performance Data                B-29


  23           Financial Statements                            B-37


Items in
Part C of
Form N-1A
_________

  24           Financial Statements and Exhibits               C-1


  25           Persons Controlled by or Under                  C-4
               Common Control with Registrant


  26           Number of Holders of Securities                 C-4


  27           Indemnification                                 C-4


  28           Business and Other Connections of               C-5
               Investment Adviser


  29           Principal Underwriters                          C-13


  30           Location of Accounts and Records                C-14


  31           Management Services                             C-14


  32           Undertakings                                    C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.




 ...............................................................................

PROSPECTUS                                                   JANUARY 15, 1996

DREYFUS LIFETIME PORTFOLIOS, INC.
 ...............................................................................
        DREYFUS LIFETIME PORTFOLIOS, INC. (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND PERMITS YOU
TO INVEST IN THREE SEPARATE DIVERSIFIED PORTFOLIOS (EACH, A "PORTFOLIO"):
INCOME PORTFOLIO, THE PRIMARY GOAL OF WHICH IS TO MAXIMIZE CURRENT INCOME,
ITS SECONDARY GOAL IS CAPITAL APPRECIATION; GROWTH AND INCOME PORTFOLIO, THE GOAL OF WHICH IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME; AND GROWTH PORTFOLIO, THE GOAL OF WHICH IS CAPITAL APPRECIATION. EACH PORTFOLIO WILL FOLLOW AN INVESTMENT STRATEGY THAT
ALLOCATES THE PORTFOLIO'S ASSETS AMONG COMMON STOCKS, FIXED-INCOME SECURITIES AND, IN THE CASE OF THE INCOME PORTFOLIO, SHORT-TERM MONEY MARKET
INSTRUMENTS.
        BY THIS PROSPECTUS, EACH PORTFOLIO IS OFFERING INVESTOR CLASS SHARES
AND CLASS R SHARES. INVESTOR CLASS SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. INVESTOR CLASS SHARES ARE OFFERED TO ANY INVESTOR. CLASS R SHARES ARE OFFERED ONLY TO INSTITUTIONAL INVESTORS ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY, FOR QUALIFIED OR
NON-QUALIFIED EMPLOYEE BENEFIT PLANS, INCLUDING PENSION, PROFIT-SHARING
SEP-IRA AND OTHER DEFERRED COMPENSATION PLANS, WHETHER ESTABLISHED BY CORPORATIONS, PARTNERSHIPS, NON-PROFIT ENTITIES OR STATE AND LOCAL
GOVERNMENTS, BUT NOT INCLUDING IRA'S OR IRA "ROLLOVER ACCOUNTS".
        INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY.
        THE DREYFUS CORPORATION SERVES AS EACH PORTFOLIO'S INVESTMENT
ADVISER. THE DREYFUS CORPORATION HAS ENGAGED MELLON EQUITY ASSOCIATES
("MELLON EQUITY") TO SERVE AS EACH PORTFOLIO'S SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF EACH PORTFOLIO'S INVESTMENTS. THE DREYFUS CORPORATION AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 15, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
 ...............................................................................
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
 ...............................................................................
                        {This Page Intentionally Left Blank]
                                    (Page 2)
                              TABLE OF CONTENTS
                                                                 Page

     Annual Fund Operating Expenses....................            4
     Condensed Financial Information...................            5
     Description of the Fund...........................            7
     Management of the Fund............................            11
     How to Buy Fund Shares............................            13
     Shareholder Services..............................            16
     How to Redeem Fund Shares.........................            19
     Shareholder Services Plan.........................            21
     Dividends, Distributions and Taxes................            22
     Performance Information...........................            23
     General Information...............................            24
     Appendix..........................................            26

                                           (Page 3)

                                                              ANNUAL FUND OPERATING EXPENSES
                                                      (as a percentage of average daily net assets)
                                                     INCOME                     GROWTH AND INCOME                  GROWTH
                                                  PORTFOLIO                        PORTFOLIO                     PORTFOLIO
                                        ----------------------------      --------------------------    --------------------------
                                                         Investor                        Investor                        Investor
                                           Class R         Class            Class R        Class          Class R         Class
                                        ------------  --------------      ------------  ------------  ------------  --------------
  Management Fees..................         .60%           .60%               .75%         .75%            .75%            .75%
  Other Expenses...................         .51%           .77%               .66%         .92%            .52%            .78%
  Total Portfolio Operating
  Expenses.........................        1.11%          1.37%              1.41%        1.67%           1.27%           1.53%
EXAMPLE:
        An investor would pay the following
        expenses on a  $1,000
        investment, assuming (1) 5%
        annual return and (2)
        redemption at the end of each
        time period:
               1 Year .............         $11            $14                $14          $17             $13             $16
               3 Years ............         $35            $43                $45          $53             $40             $48

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESEN-TATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Other Expenses and Total Portfolio Operating Expenses are based on estimated amounts for the current fiscal year. The information in the foregoing table has been restated to reflect the Fund's termination of its Rule 12b-1 Plan, but does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Fund Shares" and "Shareholder Services Plan."

                            (Page 4)
                      CONDENSED FINANCIAL INFORMATION

        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                            FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for the period March 31, 1995 (commencement of operations) through September 30, 1995. This information has been derived from the Fund's financial statements.


                                                                                             GROWTH PORTFOLIO
                                                                               -----------------------------------------------
PER SHARE DATA:                                                                  Class R Shares         Investor Class Shares
                                                                               -------------------     -----------------------
  Net asset value, beginning of period................................              $12.50                        $12.50
                                                                                   --------                      --------
  INVESTMENT OPERATIONS:
  Investment income--net .............................................                 .21                           .19
  Net realized and unrealized gain on investments.....................                2.13                          2.13
                                                                                   --------                      --------
  TOTAL FROM INVESTMENT OPERATIONS....................................                2.34                          2.32
                                                                                   --------                      --------
  Net asset value, end of period......................................              $14.84                        $14.82
                                                                                   ========                      ========
TOTAL INVESTMENT RETURN(1)............................................               18.72%                        18.56%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets(1)................                 .38%                          .51%
  Ratio of net investment income to average net assets(1).............                1.51%                         1.39%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation(1)..........................                 .26%                          .26%
  Portfolio Turnover Rate(1)..........................................               52.86%                        52.86%
  Net Assets, end of period (000's omitted)...........................             $11,898                       $11,939
(1)Not annualized.
                                    (Page 5)


                                                                                            GROWTH AND INCOME PORTFOLIO
                                                                               ---------------------------------------------------
PER SHARE DATA:                                                                     Class R Shares         Investor Class Shares
                                                                               -----------------------    ------------------------
  Net asset value, beginning of period................................              $12.50                          $12.50
                                                                                  ----------                      -----------
  INVESTMENT OPERATIONS:
  Investment income--net .............................................                 .27                             .27
  Net realized and unrealized gain on investments.....................                1.54                            1.52
                                                                                  ----------                      -----------
  TOTAL FROM INVESTMENT OPERATIONS....................................                1.81                            1.79
                                                                                  ----------                      -----------
  Net asset value, end of year........................................              $14.31                          $14.29
                                                                                  ==========                      ===========
TOTAL INVESTMENT RETURN(1)............................................               14.48%                          14.32%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses to average net assets(1)................                 .38%                            .51%
  Ratio of net investment income to average net assets(1).............                2.10%                           1.98%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation(1)..........................                 .33%                            .33%
  Portfolio Turnover Rate(1)..........................................               33.55%                          33.55%
  Net Assets, end of period (000's omitted)...........................              $9,248                          $8,602
(1)Not annualized.


                                                                                                  INCOME PORTFOLIO
                                                                               ---------------------------------------------------
PER SHARE DATA:                                                                  Class R Shares          Investor Class Shares
                                                                               -----------------        ---------------------------
  Net asset value, beginning of period................................              $12.50                          $12.50
                                                                                  ----------                      -----------
  INVESTMENT OPERATIONS:
  Investment income--net .............................................                 .40                             .39
  Net realized and unrealized gain on investments.....................                 .62                             .62
                                                                                  ----------                      -----------
  TOTAL FROM INVESTMENT OPERATIONS....................................                1.02                            1.01
                                                                                  ----------                      -----------
  Net asset value, end of year........................................              $13.52                          $13.51
                                                                                  ==========                      ===========
TOTAL INVESTMENT RETURN1).............................................                8.16%                           8.08%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets(1)..........................                 .30%                            .43%
  Ratio of net investment income to average net assets(1).............                3.08%                           2.95%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation(1)..........................                 .26%                            .26%
  Portfolio Turnover Rate(1)..........................................                5.66%                           5.66%
  Net Assets, end of period (000's omitted)...........................              $8,141                          $8,122

(1)Not annualized.
                          (Page 6)
                                DESCRIPTION OF THE FUND
GENERAL

        By this Prospectus, two classes of shares of each Portfolio are being offered--Investor Class shares and Class R shares (each such class being referred to as a "Class"). The Classes are identical, except that Investor Class shares are subject to fees for certain services which are described under "Shareholder Services Plan." The shareholder services fees paid by the Investor Class will cause such Class to have a higher expense ratio and to pay lower dividends than Class R.

        Class R shares may not be purchased directly by individuals, although institutions may purchase Class R shares for accounts maintained by individuals. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Class R shares, to the extent required by law. The Fund treats the institution investing in Class R shares as the Fund shareholder entitled to the rights and privileges described herein.
INVESTMENT OBJECTIVES

        The INCOME PORTFOLIO'S primary investment objective is to maximize current income. Capital appreciation is a secondary objective.


        The GROWTH AND INCOME PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income.


        The GROWTH PORTFOLIO'S investment objective is capital appreciation.


        Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES
INVESTMENT APPROACH -- The Growth and Income Portfolio and the Growth Portfolio seek to achieve their investment objective by following an asset allocation strategy that contemplates shifts among common stock and fixed-income securities. The Income Portfolio will allocate its assets among common stock, fixed-income securities and short-term money market instruments. In selecting investments for a Portfolio, Mellon Equity will employ a multi-step process that, first, establishes an asset allocation baseline, or weighting of a Portfolio's assets towards a particular asset class, second, establishes ranges within which to allocate a Portfolio's assets among the asset classes, third, uses proprietary asset allocation models to recommend an allocation among asset classes and, fourth, selects the securities within the asset classes.
        The Portfolios employ a strategic asset allocation investment technique that involves an ongoing comparison of the relative value of stocks and bonds across different markets. Each Portfolio diversifies among stocks, bonds and, in the case of the Income Portfolio, money market instruments, based on Mellon Equity's assessment of current economic conditions and investment opportunities both domestically and internationally. For the Growth Portfolio and the Growth and Income Portfolio, a target allocation is set and then adjusted within defined ranges based upon Mellon Equity's assessment of return and risk characteristics of each. For the Income Portfolio, Mellon Equity sets a target allocation for the Portfolio's investments, but does not actively manage the Portfolio's assets.
        The Income Portfolio invests exclusively in domestic securities and may invest up to 10% of its assets in money market instruments. The target allocation is 25% equity securities and 75% fixed-income securities. All equity investments will consist of large capitalization stocks (typically with market capitalizations of greater than $1.4 billion).
        The Growth and Income Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 15% of its assets in international securities. Equity and fixed-income investments may range from 35% to 65% of the Portfolio with a target allocation of 50% in each asset class. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks (typically with market capitalizations of less than $1.4 billion).
                              (Page 7)
        The Growth Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 25% of its assets in international securities. Equity investments may range from 65% to 100% of the portfolio with a target allocation of 80%. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks. Fixed-income investments may range from 0% to 35% of the portfolio with a target allocation of 20%.
        Mellon Equity will attempt, in selecting securities for each Portfolio, to approximate the investment characteristics of designated benchmark indices but with expected returns that exceed the benchmark. The designated benchmark indices, which are described in detail below, are listed in the following table:

 ASSET CLASS                          PORTFOLIOS                         BENCHMARK INDEX
 ------------                         -------------                      ---------------------------
 Domestic Large Cap Equity            Income, Growth and Income          Standard & Poor's 500
                                      and Growth                         Index ("S&P 500 Index")*
 Domestic Small Cap Equity            Growth and Income and Growth       Russell 2000 Index
 International Equity                 Growth and Income                  Morgan Stanley Capital
                                      and Growth                         International Europe, Australia,
                                                                         Far East (Free) Index ("EAFE Index")Registration Mark**


 Domestic Fixed-Income                Income, Growth and                 Lehman Brothers Government/Corporate
                                      Income and Growth                  Intermediate Bond Index ("Lehman
                                                                         Government/Corporate Index")


 International Fixed-Income           Growth and Income and Growth       J.P. Morgan Non-US Government Bond
                                                                         Index-Hedged ("J.P. Morgan Global Index")

* "Standard & Poor's," "S&P" and "S&P 500Registration Mark" are trademarks of Standard & Poor's, a division of The McGraw Hill Companies, Inc.

**  In U.S. Dollars.

        Mellon Equity may manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective. For asset classes managed on an indexed basis, where possible, full index replication will be used, otherwise a statistically based "sampling" technique will be used to construct portfolios. This process will be used with respect to the equity asset class, for example, to select stocks so that the market capitalizations, industry weightings, dividend yields, beta and, with respect to the international equity asset class, country weightings closely approximate those of the designated index. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the benchmark index. It may, however, provide investment performance relative to the benchmark index with the same degree of accuracy that complete or full replication would provide. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the asset class benchmark index.
        A further explanation of the Fund's allocation process is provided in the Statement of Additional Information.

        COMMON STOCKS. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P500 Index are based on each
                       (Page 8)
stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 30, 1995, approximately 46.3% of the S&P 500 Index was composed of the 50 largest companies.


        The Russell 2000 Index is composed of 2,000 common stocks of U.S. companies with market capitalizations ranging between $23 million and $2.23 billion as of November 30, 1995.


        The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index. Because of this weighting, as of November 30, 1995, approximately 40.7% of the EAFE Index was composed of equity securities of Japanese issuers.


        FIXED-INCOME SECURITIES. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $25 million and maturities of less than ten years and greater than one year. As of November 30, 1995, U.S. Government securities and corporate debt securities represented 78% and 22%, respectively, of the Lehman Brothers Government/Corporate Intermediate Bond Index, and the average maturity of such securities was 4.27 years.


        The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.


        MONEY MARKET INSTRUMENTS. The short-term money market instruments in which the Income Portfolio only invests consist of U.S. Government securities, bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper, and repurchase agreements, as set forth under "Appendix -- Certain Portfolio Securities." The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less. When the Advisers determine that market conditions warrant, a Portfolio may adopt a temporary defensive posture and invest without limitation in money market instruments.


INVESTMENT TECHNIQUES
        The annual portfolio turnover rate of each Portfolio is not expected to exceed 100%. Each Portfolio also may engage in various investment and hedging techniques such as options and futures transactions, lending portfolio securities and, with respect to the Growth and Income Portfolio and Growth Portfolio, foreign currency transactions. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objectives and Management Policies -- Management Policies"in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Since each Portfolio will have any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies -- Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

                     (Page 9)

EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


        The securities of the smaller companies in which the Growth and Income and Growth Portfolio's may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.


FIXED-INCOME SECURITIES -- For the portion of a Portfolio's assets invested in fixed-income securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the Portfolios, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a security held by a Portfolio has been changed, the Advisers will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security. See "Appendix" in the Statement of Additional Information.




FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.


        Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."


USE OF DERIVATIVES -- Each Portfolio may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use include options and futures. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under cer-
                    (Page 10)
tain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objectives and Management Policies -- Management Policies -- Derivatives"in the Statement of Additional Information.


ZERO COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of such securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


NON-DIVERSIFIED STATUS -- Each Portfolio's classification as a non-diversified" investment company, means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, each Portfolio's portfolio securities may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. No Portfolio may invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Portfolio's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.


        The Dreyfus Corporation has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each Portfolio's sub-investment adviser. Mellon Equity, a registered investment adviser formed in 1987, is an indirect wholly-owned subsidiary of Mellon. As of September 30, 1995, Mellon Equity managed approximately $7.6 billion in assets and serves as the investment adviser for 13 other investment companies.

        Mellon Equity, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of each Portfolio's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus
                          (Page 11)
Corporation, subject to the overall authority of the Fund's Board in accordance with Maryland law. In providing its services, Mellon Equity may use the services of one or more of its affiliates. Each Portfolio's primary portfolio manager is Steven A. Falci. He has held that position since the inception of the Fund and has been employed by Mellon Equity since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of September 30, 1995, including approximately $80 billion in mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including $55 billion in mutual fund assets.


        Under the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net assets and .75 of 1% of the value of each of the Growth and Income Portfolio's and Growth Portfolio's average daily net assets. The management fee payable for the Growth and Income Portfolio and Growth Portfolio is higher than that paid by most other investment companies.

        Under the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: .35% of each Portfolio's average daily net assets up to $600 million in Fund assets; .25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion.

EXPENSES -- All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation, Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

        From time to time, The Dreyfus Corporation may waive receipt of its fee and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the overall expense ratio of that Portfolio and increasing yield to its investors at the time such amounts are waived or assumed, as the
                        (Page 12)
case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                            HOW TO BUY FUND SHARES
        Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Investor class shares and institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
        Investor Class shares are offered to any investor. Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans SEP-IRA's or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRA's or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan.
        Stock certificates are issued only upon an investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment for each Class is $2,500, or $1,000 if the investor is a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Fund's
Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The
Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary fur-
                     (Page 13)
ther the initial and subsequent investment minimum requirements at any time. Investor Class shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. Investors should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain
Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        Investors may purchase Fund shares by check or wire, or, with respect to Investor Class shares only, through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with the investor's Account Application indicating which Portfolio and Class of shares is being purchased. For subsequent investments, the investor's Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island
02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest
Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if the investor's bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the relevant Portfolio's DDA # as shown below, for purchase of shares in the investor's name:
DDA #8900251785 Dreyfus LifeTime Portfolios, Inc./Income Portfolio_Class R;
or
DDA #8900104511 Dreyfus LifeTime Portfolios, Inc./Income Portfolio_Investor Class; or
DDA #8900251778 Dreyfus LifeTime Portfolios, Inc./Growth and Income Portfolio_Class R; or
DDA #8900118253 Dreyfus LifeTime Portfolios, Inc./Growth and Income Portfolio_Investor Class; or
DDA #8900251794 Dreyfus LifeTime Portfolios, Inc./Growth Portfolio_Class R;
or
DDA #8900227745 Dreyfus LifeTime Portfolios, Inc./Growth Portfolio_Investor
Class.
The wire must include the investor's Fund account number (for new accounts, the investor's Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If an investor's initial purchase of Portfolio shares is by wire, the investor should call 1-800-645-6561 after the investor has completed the wire payment in order to obtain his or her Fund account number. The investor should include his or her Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. Investors may obtain further information about remitting funds in this manner from their bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for invest-
                        (Page 14)
ment in an investor's account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. The investor must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit the investor's Fund account. The instructions must specify the investor's
Fund account registration and Fund account number PRECEDED BY THE DIGITS
"1111."

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, option and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        Federal regulations require that investors provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- INVESTOR CLASS
        An investor may purchase Investor Class shares (minimum $500, maximum $150,000 per day) by telephone if he has checked the appropriate box and supplied the necessary information on the Fund's Account Application or has filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the investor's Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
                        (Page 15)

        If an investor has selected the Dreyfus TELETRANSFER Privilege, he may request a Dreyfus TELETRANSFER purchase of Investor Class shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                           SHAREHOLDER SERVICES
FUND EXCHANGES
        An investor may purchase, in exchange for Investor Class shares or Class R shares of a Portfolio, shares of the same class of another Portfolio or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this service, investors should consult their Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.

        To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If an investor has established the Telephone Exchange Privilege, the investor may telephone exchange instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares_ Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If an investor is exchanging into a fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the Fund from which the investor is exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify the Transfer Agent or the investor's Service Agent must notify the Distributor. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

                     (Page 16)
DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables a shareholder to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, in shares of the same class of another Port-folio or shares of other funds in the Dreyfus Family of Funds of which such shareholder is currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE
MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND
AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. An investor may modify or cancel the investor's exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence
, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes.". For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark

        Dreyfus-AUTOMATIC Asset Builder permits a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by the shareholder. Portfolio shares are purchased by transferring funds from the bank account designated by the shareholder. At the shareholder's option, the bank account designated by the shareholder will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, the shareholder must file an authorization form with the Transfer Agent. Shareholders may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may cancel his participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. See "Dividends, Distributions and Taxes."

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into such shareholder's Fund account. A shareholder may deposit as much of such payments as such shareholder elects. To enroll in Dreyfus Government Direct Deposit, the shareholder must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that the shareholder desires to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate a shareholder's participation in this Privilege. A shareholder may elect at any time to terminate his participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate a shareholder's participation upon 30 days' notice to such shareholder.
                        (Page 17)
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits a shareholder to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of the shareholder's employer, a shareholder may have part or all of his paycheck transferred to his existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, the shareholder must file an authorization form with his employer's payroll department. The shareholder's employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. A shareholder may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may change the amount of purchase or cancel the authorization only by written notification to the shareholder's employer. It is the sole responsibility of the shareholder's employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables a shareholder to purchase Investor Class shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, a shareholder must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. A shareholder may terminate participation in this Program at any time by discontinuing participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The
Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Portfolio in shares of the same class of another Portfolio or other funds in the Dreyfus Family of Funds of which the shareholder is an investor. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits a shareholder to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privi-
                           (Page 18)
leges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans or IRAs are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits a shareholder to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if such shareholder has a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. An investor can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                         HOW TO REDEEM FUND SHARES
GENERAL
        Shareholders may request redemption of their shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Portfolio shares. Any certificates representing Portfolio shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.
        Distributions from qualified Retirement Plans and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan, generally are taxable income to the participant. Distributions from such a Retirement Plan to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Portfolio shares by qualified Retirement Plans or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans will be responsible for reporting distributions from such Plans to the IRS.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF AN INVESTOR HAS PURCHASED PORTFOLIO SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMITS A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION
                     (Page 19)
PROCEEDS WILL BE TRANSMITTED TO THE INVESTOR PROMPTLY UPON BANK CLEARANCE OF THE INVESTOR'S PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC
 ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF THE INVESTOR'S SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF THE INVESTOR OTHERWISE HAS A SUFFICIENT COLLECTED BALANCE IN THE INVESTOR'S ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND THE INVESTOR WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Portfolio shares will not be redeemed until the Transfer Agent has received the investor's Account Application.
        The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less and remains so during the notice period.
PROCEDURES

        Investors may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if the investor has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege, or, for Investor Class shares only, the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee is currently contemplated.

        Investors may redeem Portfolio shares by telephone if they have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If an investor selects the telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), such investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in an investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, an investor may redeem his shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in per-
                       (Page 20)
son only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- An investor may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to the investor's account at a bank which is a member of the Federal Reserve System, or a correspondent bank if the investor's bank is not a member. An investor also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to the investor's address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. An investor may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


TELEPHONE REDEMPTION PRIVILEGE -- An investor may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to the investor's address. An investor may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


DREYFUS TELETRANSFER PRIVILEGE -- INVESTOR CLASS -- An investor may request by telephone that redemption proceeds (minimum $500 per day) be transferred between the investor's Fund account and the investor's bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in the investor's account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at the investor's request, paid by check (maximum $150,000 per day) and mailed to the investor's address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If an investor has selected the Dreyfus TELETRANSFER Privilege, the investor may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                       SHAREHOLDER SERVICES PLAN
                         (INVESTOR CLASS ONLY)
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to each Portfolio's Investor Class shareholders a fee at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor
Class Shares. The ser-
                                 (Page 21)
vices provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                         DIVIDENDS, DISTRIBUTIONS AND TAXES

        Under the Code, each Portfolio is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. Each Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive dividends and distributions in cash or to reinvest in additional Portfolio shares. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to the Investor Class or Class R will be borne exclusively by such Class. Investor Class shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor Class. See "Annual Fund Operating Expenses."

        Dividends paid by a Portfolio to qualified Retirement Plans or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Fund will not report dividends paid to such Plans to the IRS. Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such Plans to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as ordinary income whether received in cash or reinvested in Portfolio shares. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders and to certain non-qualified Retirement Plans as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in Portfolio shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. non-
                         (Page 22)
resident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

        The exchange of shares of one fund or portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.

        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Investors also will receive periodic summaries of their account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Participants in a Retirement Plan should receive periodic statements from the trustee, custodian or administrator of their Plan.
        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Portfolio to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that each Portfolio has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deduct -ible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        Investors should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable shareholder services fees. As a result, at any given time, the performance of the Investor Class should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment
                       (Page 23)
was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Russell 2000 Index, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other industry publications.
                         GENERAL INFORMATION
        The Fund was organized as a corporation under the laws of Maryland on July 15, 1993, and commenced operations on March 31, 1995. The Fund is authorized to issue 300 million shares of Common Stock (with 100 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into two classes_Investor Class and Class
R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Investor Class shares will be entitled to vote on matters submitted to shareholders pertaining to the Shareholder Services Plan.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio.


        To date, the Fund's Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and
                        (Page 24)
classes). The Fund has the ability to create from time to time, new portfolios of shares without shareholder approval.

        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                      (Page 25)
                                 APPENDIX

INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS (GROWTH AND INCOME AND GROWTH PORTFOLIOS ONLY) -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


        Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


BORROWING MONEY -- Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of such company's total assets. Each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.


USE OF DERIVATIVES -- Although neither the Fund nor a Portfolio will be a commodity pool, Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in certain Derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, none of the Portfolios may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        Each Portfolio may invest up to 5% of its asset, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.


        If a Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses it its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many
                         (Page 26)
Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid an unpredictable changes in their prices for Derivatives.


LENDING PORTFOLIO SECURITIES -- Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Loans of portfolio securities afford the Portfolio an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.


FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Portfolio enters into the commitment. However, the Portfolio does not make a payment until it receives delivery from the other party to the transaction. The Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but a Portfolio may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Portfolio consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


CERTAIN PORTFOLIO SECURITIES
MONEY MARKET INSTRUMENTS -- Each Portfolio may invest, in the circumstances described under "Description of the Fund -- Management Policies," in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in the interest rates, maturities and time of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because the U.S. Government is not obligated to do so by law.


        REPURCHASE AGREEMENTS. In a repurchase agreement a Portfolio buys and the seller agrees to repurchase, security at a mutually agreed upon time and price (usually seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.


        BANK OBLIGATIONS. Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings
                           (Page 27)
and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.


        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.


        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Portfolio.


ZERO COUPON SECURITIES -- Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each of the Growth and Income Portfolio and Growth Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS -- Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.


                             (Page 28)
INVESTMENT COMPANIES -- Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to any one investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.


ILLIQUID SECURITIES -- Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain privately negotiated non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          (Page 29)

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                           (Page 30)

[This Page Intentionally Left Blank]
                           (PAGE 31)




LifeTime
Portfolios, Inc.

Prospectus

Copy Rights 1996 Dreyfus Service Corporation
                                         DRPp2011596

Registration Mark
                                 (Page 32)




__________________________________________________________________________

                      DREYFUS LIFETIME PORTFOLIOS, INC.
                              INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                              GROWTH PORTFOLIO
                         INVESTOR CLASS AND CLASS R
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                              JANUARY 15, 1996

__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated January 15, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                        Call Toll Free 1-800-645-6561
                   In New York City -- Call 1-718-895-1206
              Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged Mellon Equity Associates ("Mellon Equity") to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.
                              TABLE OF CONTENTS
                                                            Page

Investment Objectives and Management Policies. . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . .  B-12
Management Arrangements. . . . . . . . . . . . . . . . . .  B-17
Purchase of Fund Shares. . . . . . . . . . . . . . . . . .  B-19
Shareholder Services Plan. . . . . . . . . . . . . . . . .  B-20
Redemption of Fund Shares. . . . . . . . . . . . . . . . .  B-21
Shareholder Services . . . . . . . . . . . . . . . . . . .  B-23
Determination of Net Asset Value . . . . . . . . . . . . .  B-26
Dividends, Distributions and Taxes . . . . . . . . . . . .  B-27
Portfolio Transactions . . . . . . . . . . . . . . . . . .  B-28
Performance Information. . . . . . . . . . . . . . . . . .  B-29
Information About the Fund . . . . . . . . . . . . . . . .  B-30
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . .  B-31
Appendix . . . . . . . . . . . . . . . . . . . . . . . . .  B-32
Financial Statements . . . . . . . . . . . . . . . . . . .  B-37
Report of Independent Auditors . . . . . . . . . . . . . .  B-59


                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Investment Approach

     I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:

                       Level One                              Level Two                     Level Three
                                                 International
                      Total Assets                   Assets       Domestic Assets          Domestic Equity
                      ------------               -------------    ---------------          ---------------
                                  Money
                                  Market                    Fixed           Fixed
Portfolio       Int'l   Domestic  Instruments   Equity      Income  Equity  Income         Large Cap     Small Cap
---------       -----   --------  -----------   ------      ------  ------  ------         ---------     ---------
INCOME          N/A     90%         10%         N/A         N/A     25%      75%           100%          N/A

GROWTH
AND
INCOME          10%     90%         *           50%         50%     50%      50%            80%          20%

GROWTH          15%     85%         *           80%         20%     80%      20%            80%          20%
__________
*  Not held as an asset class.  Money market instruments held for transactional and liquidity purposes only.

     Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

     II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

Portfolio          Portfolio Overlay One               Portfolio Overlay Two
---------          ---------------------               ---------------------

                   Range for Relative Weighing of      Range for Relative Weighing of
                   International and Domestic Assets   Domestic Assets Between Equity
                                                       Assets and Fixed-Income Assets

GROWTH AND INCOME  +/- 5% of Portfolio Baseline        +/- 15% of Portfolio Baseline
GROWTH             +/- 10% of Portfolio Baseline       +20%/-15% of Portfolio Baseline

     The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

     Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

     Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

     III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

     To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

     With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

     IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:

Asset Class                 Portfolios                             Asset Class Benchmark
-----------                 ----------                             ---------------------

Domestic Large Cap Equity   Income, Growth and Income and Growth   Standard & Poor's 500 Index

Domestic Small Cap Equity   Growth and Income and Growth           Russell 2000 Index

International Equity        Growth and Income and Growth           Morgan Stanley Capital International Europe,
                                                                   Australia, Far East (Free) Index*

Domestic Fixed-Income       Income, Growth and Income and Growth   Lehman Brothers Government/Corporate
                                                                   Intermediate Bond Index

International Fixed-Income  Growth and Income and Growth           J.P. Morgan Non-US Government Bond Index -
                                                                   Hedged
____________________________
* In U.S. dollars

     Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

     V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

     For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

     If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

     For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

     Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

     Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

Portfolio Securities



     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.


     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.


     American, European and Continental Depositary Receipts. (Growth and Income and Growth Portfolio only) Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Derivatives. Each Portfolio may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.


     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Portfolio can increase, decrease or change the risk of its portfolio by making investments in specific securities.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


     Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, in the case of Growth and Income and Growth Portfolio, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


     Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


     Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.


     Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.


     A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.


     Growth and Income and Growth Portfolios may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.


     Options--In General. A Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.


     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


     Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.


     Growth and income and Growth Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


     Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.


     Future Developments. A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Lending Portfolio Securities. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.


     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Restrictions

     Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

     3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     Each Portfolio may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.


                           MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund

LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred
     P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation.
     Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. Mrs. Benson is 68 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


*DAVID W. BURKE, Director.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 59 years old and his address is 200 Park Avenue, New York 10166.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of the Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


MARTIN D. FIFE, Director. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies, since November 1987. From 1960 to 1994, Mr. Fife was President of Fife Associates, Inc. and other companies engaged in the chemical and plastics industries. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 68 years old and his address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.


WHITNEY I. GERARD, Director.  Partner of the New York City law firm of
     Chadbourne & Parke. Mr. Gerard is 61 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.


ROBERT R. GLAUBER, Director.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd and Cooke and Bieler, Inc., investment counselors. Mr. Glauber is 56 years old and his address is 79
     John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN, Director.  Senior consultant with APCO Associates Inc.
     From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation, Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. Mr. Hartman is 69 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Director.  An economist and Senior Fellow at the
     Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. Mr. Perry is 61 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.

PAUL WOLFOWITZ, Director.  Dean of The Paul H. Nitze School of Advanced
     International Studies at Johns Hopkins University. From 1989 to 1993, Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs, Department of State. He is a director of Hasbro, Inc. Mr. Wolfowitz is 50 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The estimated amount of compensation payable by the Fund to each Board member for the fiscal year ending September 30, 1996, and the aggregate amount of compensation paid to each Board member by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, is as follows:

                                                     (3)                                               (5)
                               (2)                Pension or                 (4)                 Total Compensation
      (1)                   Aggregate         Retirement Benefits         Estimated Annual        from Fund and
Name of Board            Compensation from    Accrued as Part of           Benefits Upon         Fund Complex Paid
    Member                    Fund*            Fund's Expenses              Retirement            to Board Member
--------------           -----------------    --------------------        -----------------      -------------------
Lucy Wilson Benson          $2,000                 none                         none              $ 64,459 (13)

David W. Burke              $2,000                 none                         none              $ 27,878 (51)

Joseph S. DiMartino         $1,763                 none                         none              $445,000** (93)

Martin D. Fife              $2,000                 none                         none              $ 51,750 (11)

Whitney I. Gerard           $2,000                 none                         none              $ 52,000 (11)

Robert R. Glauber           $2,000                 none                         none              $ 79,696 (20)

Arthur A. Hartman           $2,000                 none                         none              $ 52,000 (11)

George L. Perry             $2,000                 none                         none              $ 52,000 (11)

Paul Wolfowitz              $2,000                 none                         none              $ 32,631 (10)
______________________________
*    Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be approximately $414 for all Directors as a group.

**   Estimated amount for the year ended December 31, 1995.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
     Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
     General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
     Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 59 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary. Staff attorney of the Distributor and an officer of other Investment Companies advised or administered by the Manager. She is 26 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Directors and officers, as a group, owned less than 1% of the shares of Common Stock of each Portfolio outstanding on November 2, 1995.


     The following persons are known by the Fund to own, beneficially and of record, except where indicated, 5% or more of the outstanding voting securities of the indicated Portfolio on November 2, 1995: Growth and Income Portfolio, Investor Class -- Allomon Corporation, C/O Mellon Bank,
ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 99.6186%; Growth and Income Portfolio, Class R -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 92.6924%; Mac & Co. A/C 195-851
(record owner), FBO Office Max, Mellon Bank, N.A., Mutual Funds, P.O. Box 320, Pittsburgh, Pennsylvania 15230-0320 (beneficial owner), -7.0975%; Income Portfolio, Investor Class -- Allomon Corporation, C/O Mellon Bank,
ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 99.7805%; Income Portfolio, Class R - Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 92.6486%; Growth Portfolio, Investor Class -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 99.1137%; Growth and Income Portfolio, Class R -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pennsylvania 15258 - 99.7303%.


     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994, as amended February 2, 1995, between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

     Sub-Investment Advisory Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 2, 1995 between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Mellon Equity:
Phillip R. Roberts, Chairman of the Board; and William P. Rydell,
President and Chief Executive Officer.

     Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus and Mellon Equity.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.

     As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net asset and at the annual rate of
 .75 of 1% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through September 30, 1995, the management fees payable with respect to the Income Portfolio, Growth Portfolio, and Growth and Income Portfolio amounted to $47,599, $82,882 and $61,635, respectively. These fees were reduced pursuant to an undertaking by Dreyfus by $41,157, $56,446 and $53,875, respectively, resulting in a net fee being paid of $6,442 by the Income Portfolio, $20,436 by the Growth Portfolio and $7,760 by the Growth and Income Portfolio.


     As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate described in the Fund's Prospectus. For the period from March 31, 1995 (commencement of operations) through September 30, 1995, the sub-investment advisory fee payable by Dreyfus amounted to $27,765.90 with respect to the Income Portfolio, $38,678.43 with respect to the Growth Portfolio and $28,762.87 with respect to the Growth and Income Portfolio. All of such fees were absorbed by Dreyfus resulting in the Portfolios paying no fee to Mellon Equity.

     Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege--Investor Class.  Dreyfus
TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Investor Class shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Dreyfus TeleTransfer Privilege--Investor Class."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          SHAREHOLDER SERVICES PLAN
                            (INVESTOR CLASS ONLY)

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to each Portfolio's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved at a meeting held on August 24, 1995. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     Prior Service Plan. As of October 1, 1995, the Fund terminated its then-existing Service Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing each Portfolio's Investor Class shares and servicing Investor Class shareholder accounts and (b) pay Dreyfus, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to each Portfolio's Investor Class and servicing Investor Class shareholder accounts at an aggregate annual rate of .25 of 1% of the value of each Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through September 30, 1995, the Fund was charged $9,913, $10,185 and $13,813 with respect to the Income Portfolio, Growth and Income Portfolio and Growth Portfolio, respectively, for advertising, marketing and distributing shares of the Portfolio's Investor Class Shares. The Fund was not charged for printing prospectuses and statements of additional information.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege--Investor Class. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege--Investor Class."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a Retirement Plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same class of another Portfolio or shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the Growth and Income and Growth Portfolios does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to an Investor Class, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.


     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

     Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal Income Tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                           PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

     Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Mellon Equity in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the fiscal year ended September 30, 1995, the Fund paid total brokerage commissions of $410, $16,001 and $32,428 with respect to the Income Portfolio, Growth and Income Portfolio and Growth Portfolio, respectively, none of which was paid to the Distributor. The Fund paid no concessions or gross spreads on principal transactions during such periods.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     The Growth and Income Portfolio's total return for the .504 year period from March 31, 1995 (commencement of operations) through September 30, 1995 was 14.32% and 14.48% for its Investor Class shares and Class R shares, respectively. The Growth Portfolio's total return for the .504 year period from March 31, 1995 (commencement of operations) through September 30, 1995 was 18.56% and 18.72% for its Investor Class shares and Class R shares, respectively. The Income Portfolio's total return for the
 .504 year period from March 31, 1995 (commencement of operations) through September 30, 1995 was 8.08% and 8.24% for its Investor Class shares and Class R shares, respectively. Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

     From time to time, the Fund may compare its performance with the performance of other instruments, such as certificates of deposit and bank money market accounts which are FDIC-insured. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Fund's
Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                                  APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):


S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.


                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.


Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.


Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.


     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.


Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.


DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF INVESTMENTS                                                                       SEPTEMBER 30, 1995

                                                                                       PRINCIPAL
BONDS AND NOTES--66.5%                                                                    AMOUNT            VALUE
                                                                                       ---------            -----
   U.S. GOVERNMENT SECURITIES:      U.S. Treasury Bonds:
                                        11 5/8%, 11/15/2004...................        $  600,000      $   820,969
                                    U.S. Treasury Notes:
                                        7 1/2%, 1/31/1997.....................         2,945,000        3,008,041
                                        5 5/8%, 1/31/1998.....................         3,000,000        2,982,189
                                        5 1/8%, 11/30/1998....................           250,000          244,141
                                        7 1/8%, 9/30/1999.....................         1,000,000        1,039,375
                                        8 3/4%, 8/15/2000.....................           700,000          779,078
                                        8%, 5/15/2001.........................         1,000,000        1,090,781
                                        7 1/2%, 11/15/2001....................           180,000          192,740
                                        7 1/2%, 2/15/2005.....................           600,000          653,156
                                                                                                      -----------
                                                                                                        9,989,501
                                                                                                      ===========
                                    TOTAL BONDS AND NOTES
                                        (cost $10,577,780)....................                        $10,810,470
                                                                                                      ===========

 SHORT-TERM INVESTMENTS--31.9%
          U.S. TREASURY BILLS:          5.38%, 10/5/1995......................            41,000      $    40,971
                                        5.33%, 10/12/1995.....................            40,000           39,931
                                        5.34%, 10/19/1995.....................           161,000          160,554
                                        5.40%, 11/2/1995......................            75,000           74,636
                                        5.41%, 11/16/1995..................(a)         2,448,000        2,431,035
                                        5.27%, 11/30/1995.....................            50,000           49,554
                                        5.30%, 12/7/1995......................         2,415,000        2,390,705
                                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS
    (cost $5,187,909).........................................................                        $ 5,187,386
                                                                                                      ===========
TOTAL INVESTMENTS
    (cost $15,765,689)........................................................             98.4%      $15,997,856
                                                                                          ======      ===========

CASH AND RECEIVABLES (NET)....................................................              1.6%      $   264,679
                                                                                          ======      ===========

NET ASSETS....................................................................            100.0%      $16,262,535
                                                                                          ======      ===========


NOTE TO STATEMENT OF INVESTMENTS;
(a) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

Financial Futures Purchased;                                 MARKET VALUE                              UNREALIZED
                                           NUMBER OF              COVERED                            APPRECIATION
                                           CONTRACTS         BY CONTRACTS          EXPIRATION          AT 9/30/95
                                           ---------         ------------          ----------        ------------
Standard & Poor's 500................             13           $3,823,300        December '95            $160,420
                                                                                                         ========

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF INVESTMENTS
                                                                                             SEPTEMBER 30, 1995
COMMON STOCKS--46.0%                                                                      SHARES            VALUE
                                                                                          ------            -----
         BASIC INDUSTRIES--2.5%     Cabot.....................................               200       $   10,625
                                    Champion International....................             1,400           75,425
                                    Dow Chemical..............................               700           52,150
                                    duPont (E.I.) de Nemours..................               300           20,625
                                    Eastman Chemical..........................             1,200           76,800
                                    Federal Paper Board.......................               400           15,350
                                    International Paper.......................             1,200           50,400
                                    Lyondell Petrochemical....................             1,000           25,875
                                    PPG Industries............................               500           23,250
                                    Temple-Inland.............................               300           15,975
                                    Union Carbide.............................             1,100           43,725
                                    Wellman...................................               700           17,150
                                    Weyerhaeuser..............................               600           27,375
                                                                                                     ------------
                                                                                                          454,725
                                                                                                     ------------
      CAPITAL SPENDING--10.1%       Advanced Micro Devices.................(a)               800           23,300
                                    Applied Materials......................(a)               300           30,675
                                    Arrow Electronics......................(a)               400           21,750
                                    Avnet.....................................               700           36,138
                                    Cabletron Systems......................(a)               800           52,700
                                    Case......................................               800           29,400
                                    Caterpillar...............................               500           28,438
                                    Ceridian...............................(a)             1,300           57,688
                                    cisco Systems..........................(a)               900           62,100
                                    Computer Associates International.........             1,350           57,038
                                    Cummins Engine............................               700           26,950
                                    Deere & Co................................               200           16,275
                                    Eaton.....................................             1,600           84,800
                                    General Electric..........................             2,400          153,000
                                    HBO & Co..................................               800           50,000
                                    Harnischfeger Industries..................               300           10,012
                                    HealthCare COMPARE.....................(a)             1,300           50,375
                                    Hewlett-Packard...........................               600           50,025
                                    Illinois Tool Works.......................               600           35,325
                                    Intel.....................................             1,300           78,162
                                    International Business Machines...........             1,500          141,563
                                    Lockheed Martin...........................             1,200           80,550
                                    Manpower..................................               400           11,600
                                    McDonnell Douglas.........................               400           33,100
                                    Microsoft..............................(a)               700           63,350
                                    Omnicom Group.............................               300           19,537
                                    Oracle.................................(a)             1,100           42,212
                                    Raytheon..................................             1,200          102,000
                                    Rockwell International....................             1,100           51,975
                                    Sun Microsystems.......................(a)               800           50,400
                                    TRW.......................................             1,100           81,812
                                    Teradyne...............................(a)               400           14,400
                                    Texas Instruments.........................             1,500          119,812
                                    3Com...................................(a)               600           27,300
                                                                                                     ------------
                                                                                                        1,793,762
                                                                                                     ------------
      CONSUMER CYCLICAL--5.9%       American Greetings, Cl. A.................               900      $    27,450
                                    Capital Cities/ABC........................               500           58,813
                                    Chrysler..................................             1,300           68,900
                                    Circuit City Stores.......................             2,300           72,738
                                    Eckerd.................................(a)               500           20,000
                                    Ford Motor................................             2,200           68,475
                                    General Motors............................               400           18,750
                                    Goodyear Tire & Rubber....................               600           23,625
                                    Harley-Davidson...........................               500           12,188
                                    King World Productions.................(a)               900           32,962
                                    Magna International, Cl. A................               400           18,050
                                    Mattel....................................               800           23,500
                                    McDonald's................................             1,600           61,200
                                    Mirage Resorts.........................(a)             1,200           39,450
                                    NIKE, Cl. B...............................               400           44,450
                                    New York Times, Cl. A.....................               800           21,900
                                    Philips Electronics, N.V..................             1,200           58,500
                                    Reynolds & Reynolds, Cl. A................               900           30,937
                                    Rite Aid..................................             1,600           44,800
                                    Safeway................................(a)             1,600           66,800
                                    Sears, Roebuck & Co.......................             2,200           81,125
                                    Tandy.....................................             1,400           85,050
                                    V.F.......................................               600           30,600
                                    Walgreen..................................             1,700           47,600
                                                                                                     ------------
                                                                                                        1,057,863
                                                                                                     ------------
       CONSUMER STAPLES--6.0%       Archer Daniels Midland....................             2,310           35,516
                                    CPC International.........................               900           59,400
                                    Coca-Cola.................................             2,700          186,300
                                    ConAgra...................................             1,500           59,438
                                    Eastman Kodak.............................               700           41,475
                                    Gillette..................................             1,700           80,963
                                    Heinz (H.J.)..............................               600           27,450
                                    IBP.......................................               700           37,363
                                    Johnson & Johnson.........................             2,300          170,487
                                    Newell....................................               900           22,275
                                    PepsiCo...................................             1,400           71,400
                                    Philip Morris Cos.........................             1,600          133,600
                                    Procter & Gamble..........................               600           46,200
                                    Sara Lee..................................             1,000           29,750
                                    Unilever, N.V. (New York Shares)..........               400           52,000
                                    Whitman...................................             1,200           24,750
                                                                                                     ------------
                                                                                                        1,078,367
                                                                                                     ------------
                 ENERGY--4.4%       Amoco.....................................             1,300           83,363
                                    Atlantic Richfield........................               400           42,950
                                    Coastal...................................               500           16,812
                                    Exxon.....................................             2,700          195,075
                                    Mobil.....................................             1,200          119,550
                                    Panhandle Eastern.........................             1,500           40,875
                                    Phillips Petroleum........................               800           26,000
                                    Royal Dutch Petroleum (New York Shares)...             1,300          159,575
                                    Smith International....................(a)             1,000           17,375
                                    Tidewater.................................             1,000           28,125
                                    Williams Cos..............................             1,500           58,500
                                                                                                     ------------
                                                                                                          788,200
                                                                                                     ------------
            HEALTH CARE--4.2%       Abbott Laboratories.......................             1,400           59,675
                                    Amgen..................................(a)             1,200           59,850
                                    Baxter International......................             1,700           69,913
                                    Becton, Dickinson & Co....................             1,000           62,875
                                    Boston Scientific......................(a)               500           21,312
                                    Bristol-Myers Squibb......................               600           43,725
                                    Columbia/HCA Healthcare...................             1,200           58,350
                                    Merck & Co................................             2,700          151,200
                                    Pfizer....................................             1,500           80,062
                                    Schering-Plough...........................             2,600          133,900
                                                                                                     ------------
                                                                                                          740,862
                                                                                                     ------------
     INTEREST SENSITIVE--6.0%       Allstate..................................             2,839          100,430
                                    American National Insurance...............               300           17,475
                                    Bank of New York..........................               500           23,250
                                    BankAmerica...............................             1,400           83,825
                                    Bear Stearns Cos..........................             1,700           36,550
                                    CIGNA.....................................               900           93,712
                                    Chemical Banking..........................             1,500           91,313
                                    Citicorp..................................             1,700          120,275
                                    Dean Witter, Discover & Co................             1,300           73,125
                                    EXEL Limited..............................             1,100           63,938
                                    First Chicago.............................               900           61,762
                                    First USA.................................             1,100           59,675
                                    Loews.....................................               200           29,100
                                    NationsBank...............................             1,800          121,050
                                    Providian.................................               100            4,150
                                    Signet Banking............................               900           23,625
                                    Standard Federal Bancorporation...........               400           15,600
                                    Travelers Group...........................               600           31,875
                                    USLIFE....................................               600           17,550
                                                                                                     ------------
                                                                                                        1,068,280
                                                                                                     ------------
        MINING AND METALS--.7%      ASARCO....................................             1,100           34,650
                                    Alcan Aluminium...........................               700           22,663
                                    Inland Steel Industries...................             1,000           22,750
                                    Phelps Dodge..............................               500           31,312
                                    Reynolds Metals...........................               300           17,325
                                                                                                     ------------
                                                                                                          128,700
                                                                                                     ------------
           TRANSPORTATION--.7%      AMR....................................(a)               200           14,425
                                    CSX.......................................               400           33,650
                                    Conrail...................................               500           34,375
                                    Delta Air Lines...........................               300           20,775
                                    Illinois Central, Ser. A..................               700           27,387
                                                                                                     ------------
                                                                                                          130,612
                                                                                                     ------------
              UTILITIES--5.5%       ALLTEL....................................               700           20,913
                                    Ameritech.................................             3,100          161,588
                                    BellSouth.................................             2,100          153,563
                                    Consolidated Edison.......................             2,200           66,825
                                    DQE.......................................             1,150           30,475
                                    Entergy...................................             2,900           75,762
                                    General Public Utilities..................             2,000           62,250
                                    MCI Communications........................             4,100          106,856
                                    NYNEX.....................................             1,300           62,075
                                    PECO Energy...............................             2,100           60,112
                                    SBC Communications........................             1,500           82,500
                                    Sprint....................................             2,400           84,000
                                    WorldCom...............................(a)               300            9,637
                                                                                                     ------------
                                                                                                          976,556
                                                                                                     ------------
                                    TOTAL COMMON STOCKS
                                        (cost $7,071,303)                                            $  8,217,927
                                                                                                     ============

                                                                                       PRINCIPAL
BONDS AND NOTES--32.1%                                                                    AMOUNT
                                                                                       ---------

   U.S. GOVERNMENT SECURITIES:      U.S. Treasury Bonds;
                                        11.63%, 11/15/2004....................        $  500,000     $    684,141
                                                                                                     ------------

                                    U.S. Treasury Notes:
                                        7.50%, 1/31/1997......................         1,715,000        1,751,711
                                        5.63%, 1/31/1998......................         1,350,000        1,341,985
                                        5.13%, 11/30/1998.....................           350,000          341,797
                                        7.13%, 9/30/1999......................           500,000          519,688
                                        8.75%, 8/15/2000......................           300,000          333,891
                                        8%, 5/15/2001.........................           300,000          327,234
                                        7.50%, 11/15/2001.....................           100,000          107,078
                                        5.75%, 8/15/2003......................           325,000          316,062
                                                                                                     ------------
                                                                                                        5,039,446
                                                                                                     ============

                                    TOTAL BONDS AND NOTES
                                        (cost $5,598,232).....................                       $  5,723,587
                                                                                                     ============

                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS--20.8%                                                             AMOUNT            VALUE
                                                                                       ---------            -----
          U.S. TREASURY BILLS:      5.34%, 10/5/1995.......................(b)       $    71,000      $    70,950
                                    5.33%, 10/12/1995......................(b)           209,000          208,638
                                    5.37%, 11/2/1995.......................(b)           180,000          179,127
                                    5.41%, 11/16/1995......................(b)           709,000          704,087
                                    5.25%, 12/7/1995.......................(b)         2,584,000        2,558,005
                                                                                                     ------------

                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $3,721,591)                                            $  3,720,807
                                                                                                     ============
TOTAL INVESTMENTS (cost $16,391,126)                                                       98.9%     $ 17,662,321
                                                                                          ======     ============
CASH AND RECEIVABLES (NET)                                                                  1.1%      $   188,069
                                                                                          ======     ============
NET ASSETS                                                                                100.0%     $ 17,850,390
                                                                                          ======     ============

NOTES TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

                                                                                                       UNREALIZED
                                                                  MARKET VALUE                      APPRECIATION/
                                                   NUMBER OF           COVERED                     (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                       CONTRACTS      BY CONTRACTS      EXPIRATION         AT 9/30/95
                                                   ---------      ------------      ----------     --------------
Deutsche Aktienindex......................                 1       $   150,112    December '95         $   (3,039)
Financial Times 100.......................                 2           272,618    December '95               (471)
Hang Seng.................................                 1            62,572    December '95             (1,054)
Nikkei 300................................                13           355,610    December '95                799
Russell 2000..............................                13         2,025,400    December '95             22,070
Standard & Poor's 500.....................                 2           588,200    December '95             16,355
                                                                                                       ----------
                                                                                                       $   34,660
                                                                                                       ==========

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF INVESTMENTS                                                                       SEPTEMBER 30, 1995

COMMON STOCKS--71.6%                                                                      SHARES            VALUE
                                                                                          ------            -----
       BASIC INDUSTRIES--4.1%       Cabot.....................................               400       $   21,250
                                    Champion International....................             2,600          140,075
                                    Dow Chemical..............................             1,400          104,300
                                    duPont (E.I.) de Nemours..................             2,000          137,500
                                    Eastman Chemical..........................             2,500          160,000
                                    Federal Paper Board.......................               800           30,700
                                    International Paper.......................             2,600          109,200
                                    Lyondell Petrochemical....................             2,000           51,750
                                    PPG Industries............................             1,000           46,500
                                    Temple-Inland.............................               600           31,950
                                    Union Carbide.............................             1,600           63,600
                                    Wellman...................................             1,100           26,950
                                    Weyerhaeuser..............................             1,200           54,750
                                                                                                     ------------
                                                                                                          978,525
                                                                                                     ------------
       CAPITAL SPENDING--15.5%      Advanced Micro Devices.................(a)             1,700           49,513
                                    Applied Materials......................(a)               600           61,350
                                    Arrow Electronics......................(a)               800           43,500
                                    Avnet.....................................             1,400           72,275
                                    Cabletron Systems......................(a)             1,700          111,988
                                    Case......................................             1,600           58,800
                                    Caterpillar...............................             1,100           62,563
                                    Ceridian...............................(a)             2,700          119,813
                                    cisco Systems..........................(a)             1,800          124,200
                                    Computer Associates International.........             2,850          120,412
                                    Cummins Engine............................             1,300           50,050
                                    Deere & Co................................               500           40,687
                                    Eaton.....................................             3,300          174,900
                                    General Electric..........................             4,600          293,250
                                    HBO & Co..................................             1,700          106,250
                                    Harnischfeger Industries..................               800           26,700
                                    HealthCare COMPARE.....................(a)             2,700          104,625
                                    Hewlett-Packard...........................             1,200          100,050
                                    Illinois Tool Works.......................             1,200           70,650
                                    Intel.....................................             2,700          162,337
                                    International Business Machines...........             3,200          302,000
                                    Lockheed Martin...........................             2,600          174,525
                                    Manpower..................................               900           26,100
                                    McDonnell Douglas.........................               900           74,475
                                    Microsoft..............................(a)             1,300          117,650
                                    Omnicom Group.............................               600           39,075
                                    Oracle.................................(a)             2,300           88,262
                                    Raytheon..................................             2,400          204,000
                                    Rockwell International....................             2,300          108,675
                                    Sun Microsystems.......................(a)             1,800          113,400
                                    TRW.......................................             2,200          163,625
                                    Teradyne...............................(a)             1,000           36,000
                                    Texas Instruments.........................             3,000          239,625
                                    3Com...................................(a)             1,400           63,700
                                                                                                     ------------
                                                                                                        3,705,025
                                                                                                     ------------
       CONSUMER CYCLICAL--9.3%      American Greetings, Cl. A.................             1,900      $    57,950
                                    Capital Cities/ABC........................             1,200          141,150
                                    Chrysler..................................             2,500          132,500
                                    Circuit City Stores.......................             4,800          151,800
                                    Eckerd.................................(a)               900           36,000
                                    Ford Motor................................             4,500          140,063
                                    General Motors............................               800           37,500
                                    Goodyear Tire & Rubber....................             1,300           51,188
                                    Harley-Davidson...........................             1,700           41,438
                                    King World Productions.................(a)             1,900           69,588
                                    Magna International, Cl. A................               900           40,612
                                    Mattel....................................             1,700           49,937
                                    McDonald's................................             3,400          130,050
                                    Mirage Resorts.........................(a)             2,400           78,900
                                    NIKE, Cl. B...............................               800           88,900
                                    New York Times, Cl. A.....................             1,700           46,537
                                    Philips Electronics, N.V..................             2,200          107,250
                                    Reynolds & Reynolds, Cl. A................             1,900           65,312
                                    Rite Aid..................................             3,200           89,600
                                    Safeway................................(a)             3,300          137,775
                                    Sears, Roebuck & Co.......................             4,600          169,625
                                    Tandy.....................................             3,000          182,250
                                    V.F.......................................             1,300           66,300
                                    Walgreen..................................             3,600          100,800
                                                                                                     ------------
                                                                                                        2,213,025
                                                                                                     ------------
        CONSUMER STAPLES--9.4%      Archer Daniels Midland....................             4,900           75,338
                                    CPC International.........................             1,900          125,400
                                    Coca-Cola.................................             5,600          386,400
                                    ConAgra...................................             3,000          118,875
                                    Eastman Kodak.............................             1,400           82,950
                                    Gillette..................................             3,600          171,450
                                    Heinz (H.J.)..............................             1,300           59,475
                                    IBP.......................................             1,500           80,062
                                    Johnson & Johnson.........................             4,800          355,800
                                    Newell....................................             2,000           49,500
                                    PepsiCo...................................             2,700          137,700
                                    Philip Morris Cos.........................             3,400          283,900
                                    Procter & Gamble..........................             1,200           92,400
                                    Sara Lee..................................             2,100           62,475
                                    Unilever, N.V. (New York Shares)..........               800          104,000
                                    Whitman...................................             2,400           49,500
                                                                                                     ------------
                                                                                                        2,235,225
                                                                                                     ------------

                  ENERGY--7.0%      Amoco.....................................             2,800          179,550
                                    Atlantic Richfield........................               900           96,638
                                    Coastal...................................               800           26,900
                                    Exxon.....................................             5,700          411,825
                                    Mobil.....................................             2,600          259,025
                                    Panhandle Eastern.........................             3,100           84,475
                                    Phillips Petroleum........................             1,700           55,250
                                    Royal Dutch Petroleum (New York Shares)...             2,700          331,425
                                    Smith International....................(a)             2,100           36,487
                                    Tidewater.................................             2,100           59,062
                                    Williams Cos..............................             3,000          117,000
                                                                                                     ------------
                                                                                                        1,657,637
                                                                                                     ------------

             HEALTH CARE--6.3%      Abbott Laboratories.......................             3,600          153,450
                                    Amgen..................................(a)             2,600          129,675
                                    Baxter International......................             3,400          139,825
                                    Becton, Dickinson & Co....................             1,800          113,175
                                    Boston Scientific......................(a)             1,100           46,888
                                    Bristol-Myers Squibb......................             1,200           87,450
                                    Columbia/HCA Healthcare...................             2,400          116,700
                                    Merck & Co................................             5,600          313,600
                                    Pfizer....................................             3,100          165,462
                                    Schering-Plough...........................             4,700          242,050
                                                                                                     ------------
                                                                                                        1,508,275
                                                                                                     ------------

      INTEREST SENSITIVE--9.3%      Allstate..................................             5,964          210,976
                                    American National Insurance...............               700           40,775
                                    Bank of New York..........................             1,000           46,500
                                    BankAmerica...............................             2,900          173,638
                                    Bear Stearns Cos..........................             3,500           75,250
                                    CIGNA.....................................             1,800          187,425
                                    Chemical Banking..........................             3,200          194,800
                                    Citicorp..................................             3,500          247,625
                                    Dean Witter, Discover & Co................             2,400          135,000
                                    EXEL Limited..............................             2,300          133,688
                                    First Chicago.............................             1,900          130,388
                                    First USA.................................             2,300          124,775
                                    Loews.....................................               300           43,650
                                    NationsBank...............................             3,800          255,550
                                    Providian.................................               300           12,450
                                    Signet Banking............................             1,800           47,250
                                    Standard Federal Bancorporation...........               900           35,100
                                    Travelers Group...........................             1,300           69,062
                                    USLIFE....................................             1,500           43,875
                                                                                                     ------------
                                                                                                        2,207,777
                                                                                                     ------------
         MINING & METALS--1.1%      ASARCO....................................             2,300           72,450
                                    Alcan Aluminium...........................             1,400           45,325
                                    Inland Steel Industries...................             2,200           50,050
                                    Phelps Dodge..............................             1,000           62,625
                                    Reynolds Metals...........................               600           34,650
                                                                                                     ------------
                                                                                                          265,100
                                                                                                     ------------
          TRANSPORTATION--1.1%      AMR....................................(a)               400     $     28,850
                                    CSX.......................................               900           75,712
                                    Conrail...................................             1,000           68,750
                                    Delta Air Lines...........................               600           41,550
                                    Illinois Central, Ser. A..................             1,400           54,775
                                                                                                     ------------
                                                                                                          269,637
                                                                                                     ------------
               UTILITIES--8.5%      ALLTEL....................................             1,400           41,825
                                    Ameritech.................................             6,500          338,813
                                    BellSouth.................................             4,400          321,750
                                    Consolidated Edison.......................             4,600          139,725
                                    DQE.......................................             2,350           62,275
                                    Entergy...................................             6,100          159,363
                                    General Public Utilities..................             4,100          127,613
                                    MCI Communications........................             8,700          226,743
                                    NYNEX.....................................             2,400          114,600
                                    PECO Energy...............................             4,400          125,950
                                    SBC Communications........................             3,200          176,000
                                    Sprint....................................             5,000          175,000
                                    WorldCom...............................(a)               700           22,487
                                                                                                     ------------
                                                                                                        2,032,144
                                                                                                     ------------
                                    TOTAL COMMON STOCKS
                                        (cost $14,751,836)....................                       $ 17,072,370
                                                                                                     ============


                                                                                       PRINCIPAL
SHORT-TERM INVESTMENTS--28.2%                                                             AMOUNT            VALUE
                                                                                       ---------            -----
          U.S. TREASURY BILLS:      5.34%, 10/5/1995.......................(b)       $   191,000      $   190,864
                                    5.36%, 10/19/1995......................(b)           114,000          113,684
                                    5.40%, 10/26/1995......................(b)           105,000          104,613
                                    5.37%, 11/2/1995.......................(b)         1,803,000        1,794,255
                                    5.16%, 11/9/1995.......................(b)           121,000          120,289
                                    5.32%, 11/16/1995......................(b)         1,196,000        1,187,712
                                    5.28%, 12/7/1995.......................(b)         3,237,000        3,204,436
                                                                                                      -----------
                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $6,716,972).....................                        $ 6,715,853
                                                                                                      ===========
TOTAL INVESTMENTS (cost $21,468,808)..........................................             99.8%      $23,788,223
                                                                                          ======      ===========
CASH AND RECEIVABLES (NET)....................................................               .2%      $    48,781
                                                                                          ======      ===========
NET ASSETS....................................................................            100.0%      $23,837,004
                                                                                          ======      ===========

NOTES TO STATEMENT OF INVESTMENTS:
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open futures positions.


STATEMENT OF FINANCIAL FUTURES                                                                 SEPTEMBER 30, 1995

                                                                                                       UNREALIZED
                                                                  MARKET VALUE                      APPRECIATION/
                                                   NUMBER OF           COVERED                     (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                       CONTRACTS      BY CONTRACTS      EXPIRATION         AT 9/30/95
                                                   ---------      ------------      ----------     --------------
CAC 40 Index..............................                 2        $  141,110    December '95            $(9,396)
Deutsche Aktienindex......................                 2           300,223    December '95             (6,078)
Financial Times 100.......................                 4           545,790    December '95                360
Hang Seng.................................                 3           187,716    December '95             (3,208)
Nikkei 300................................                38         1,034,983    December '95             (2,533)
Russell 2000..............................                27         4,206,600    December '95             42,830
                                                                                                          -------
                                                                                                          $21,975
                                                                                                          =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            SEPTEMBER 30, 1995

                                                                  INCOME         GROWTH AND INCOME         GR0WTH
                                                               PORTFOLIO                 PORTFOLIO      PORTFOLIO
                                                               ---------         -----------------      ---------
ASSETS:
    Investments in securities, at value
        [cost--Note 4(b)]--see statement..............       $15,997,856               $17,662,321    $23,788,223
    Cash..............................................            82,413                     8,380         30,078
    Dividends and interest receivable.................           181,653                   114,194         33,066
    Receivable for futures variation margin...........                --                     6,508         19,590
    Prepaid expenses--Note 2(g).......................            57,859                    95,341         59,599
                                                             -----------               -----------    -----------
                                                              16,319,781                17,886,744     23,930,556
                                                             -----------               -----------    -----------
LIABILITIES:
    Due to The Dreyfus Corporation....................            10,683                     6,439         11,489
    Due to Distributor................................             1,662                     1,757          2,429
    Payable for investment securities purchased.......                --                     9,612         19,748
    Payable for futures variation margin..............             6,500                        --             --
    Accrued expenses and other liabilities............            38,401                    18,546         59,886
                                                             -----------               -----------    -----------
                                                                  57,246                    36,354         93,552
                                                             -----------               -----------    -----------
NET ASSETS............................................       $16,262,535               $17,850,390    $23,837,004
                                                             ===========               ===========    ===========
REPRESENTED BY:
    Paid-in capital...................................       $15,041,856               $15,666,553    $20,103,205
    Accumulated undistributed investment income-net...           474,272                   332,653        318,027
    Accumulated undistributed net realized gain
        on investments................................           353,820                   545,329      1,074,382
    Accumulated net unrealized appreciation on
        investments and foreign currency
        transactions [including $160,420, $34,660
        and $21,975 net unrealized appreciation on
        financial futures for the Income Portfolio,
        Growth and Income Portfolio and Growth
        Portfolio, respectively]--Note 4(b)...........           392,587                 1,305,855      2,341,390
                                                             -----------               -----------    -----------
NET ASSETS at value...................................       $16,262,535               $17,850,390    $23,837,004
                                                             ===========               ===========    ===========
Shares of Common Stock outstanding:
    Class R Shares
        (50 million shares of $.001 par value
        shares authorized)............................           601,975                   646,297        801,860
                                                             ===========               ===========    ===========
    Investor Class Shares
        (50 million shares of $.001 par value
        shares authorized)............................           601,320                   601,948        805,586
                                                             ===========               ===========    ===========
NET ASSET VALUE per share:
    Class R Shares
        ($8,140,844 / 601,975 shares).................            $13.52
                                                                  ======
        ($9,247,876 / 646,297 shares).................                                      $14.31
                                                                                            ======
        ($11,898,401 / 801,860 shares)................                                                     $14.84
                                                                                                           ======
    Investor Class Shares
        ($8,121,691 / 601,320 shares).................            $13.51
                                                                  ======
        ($8,602,514 / 601,948 shares).................                                      $14.29
                                                                                            ======
        ($11,938,603 / 805,586 shares)................                                                     $14.82
                                                                                                           ======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF OPERATIONS
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995

                                                                  INCOME         GROWTH AND INCOME         GR0WTH
                                                               PORTFOLIO                 PORTFOLIO      PORTFOLIO
                                                               ---------         -----------------      ---------
INVESTMENT INCOME:
    INCOME:
        Interest......................................       $   531,783               $   314,676    $   231,188
        Cash dividends (net of $1,565 and $2,987
            foreign taxes withheld at source for
            the Growth and Income Portfolio and
            the Growth Portfolio, respectively).......                --                    90,530        184,266
                                                             -----------               -----------    -----------
                TOTAL INCOME .........................           531,783                   405,206        415,454
                                                             -----------               -----------    -----------
    EXPENSES--Note 2(d):
        Management fee--Note 3(a).....................       $    47,599               $    61,635    $    82,882
        Legal fees....................................            12,908                    13,195         16,735
        Distribution fees
            (Investor Class shares)--Note 3(b)........             9,913                    10,185         13,812
        Organization expenses--Note 2(g)..............             7,641                     8,968          7,642
        Registration fees.............................             5,187                     8,545          7,306
        Auditing fees.................................             4,083                     4,083          4,333
        Director's fees and expenses--Note 3(c).......             3,400                     3,252          4,022
        Shareholder servicing costs...................             3,049                     4,804          4,056
        Shareholders' reports.........................             2,667                     2,871          2,871
        Custodian fees................................             1,405                     8,061          9,385
        Miscellaneous.................................               816                       829            829
                                                             -----------               -----------    -----------
                                                                  98,668                   126,428        153,873
        Less--reduction in management fee due to
            undertakings--Note 3(a)...................            41,157                    53,875         56,446
                                                             -----------               -----------    -----------
                TOTAL EXPENSES........................            57,511                    72,553         97,427
                                                             -----------               -----------    -----------
                INVESTMENT INCOME--NET................           474,272                   332,653        318,027
                                                             -----------               -----------    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 4(a).......        $    5,000               $   197,726    $   396,526
    Net realized gain on financial futures
        (including foreign currency
        transactions)--Note 4(a);
    Long Transactions.................................           348,820                   347,603        677,856
                                                             -----------               -----------    -----------
    NET REALIZED GAIN.................................           353,820                   545,329      1,074,382
                                                             -----------               -----------    -----------
    Net unrealized appreciation on investments
        (including foreign currency transactions)
        (including $160,420, $34,660 and $21,975
        net unrealized appreciation on financial
        futures for the Income Portfolio, the Growth
        and Income Portfolio and the Growth
        Portfolio, respectively)......................           392,587                 1,305,855      2,341,390
                                                             -----------               -----------    -----------
            NET REALIZED AND UNREALIZED
                GAIN ON INVESTMENTS...................           746,407                 1,851,184      3,415,772
                                                             -----------               -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..       $ 1,220,679               $ 2,183,837    $ 3,733,799
                                                             ===========               ===========    ===========

See notes to financial statements.


DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                                  INCOME
                                                                                               PORTFOLIO
                                                                                               ---------
OPERATIONS:
    Investment income--net..............................................                     $   474,272
    Net realized gain on investments....................................                         353,820
    Net unrealized appreciation on investments for the period...........                         392,587
                                                                                             -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                       1,220,679
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                       7,508,845
        Investor Class shares...........................................                       7,504,669
    Cost of shares redeemed;
        Investor Class shares...........................................                          (4,658)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      15,008,856
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      16,229,535
                                                                                             ===========
NET ASSETS:
    Beginning of period--Note 1.........................................                          33,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
        $474,272 on September 30, 1995).................................                     $16,262,535
                                                                                             ===========



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              600,655              600,353
    Shares redeemed.....................................................                   --                 (353)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              600,655              600,000
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                       GROWTH AND INCOME
                                                                                               PORTFOLIO
                                                                                       -----------------
OPERATIONS:
    Investment income--net..............................................                     $   332,653
    Net realized gain on investments....................................                         545,329
    Net unrealized appreciation on investments for the period...........                       1,305,855
                                                                                             -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                       2,183,837
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                       8,144,735
        Investor Class shares...........................................                       7,509,353
    Cost of shares redeemed:
        Class R shares..................................................                         (20,620)
        Investor Class shares...........................................                            (915)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      15,632,553
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      17,816,390
NET ASSETS:
    Beginning of period--Note 1.........................................                          34,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
    $332,653 on September 30, 1995).....................................                     $17,850,390
                                                                                             ===========



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              646,375              600,654
    Shares redeemed.....................................................               (1,438)                 (66)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              644,937              600,588
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995
                                                                                                  GROWTH
                                                                                               PORTFOLIO
                                                                                               ---------
OPERATIONS:
    Investment income--net..............................................                     $   318,027
    Net realized gain on investments....................................                       1,074,382
    Net unrealized appreciation on investments for the period...........                       2,341,390
                                                                                             -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                       3,733,799
                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
        Class R shares..................................................                      10,007,843
        Investor Class shares...........................................                      10,067,618
    Cost of shares redeemed;
        Investor Class shares...........................................                          (5,256)
                                                                                             -----------
            INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS......                      20,070,205
                                                                                             -----------
                TOTAL INCREASE IN NET ASSETS............................                      23,804,004
NET ASSETS:
    Beginning of period--Note 1.........................................                          33,000
                                                                                             -----------
    End of period (including undistributed investment income-net of
        $318,027 on September 30, 1995).................................                     $23,837,004
                                                                                             -----------



                                                                                                SHARES
                                                                                      ----------------------------
                                                                                      CLASS R       INVESTOR CLASS
                                                                                      -------       --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              800,540              804,636
    Shares redeemed.....................................................                   --                 (370)
                                                                                      -------              -------
        NET INCREASE IN SHARES OUTSTANDING..............................              800,540              804,266
                                                                                      =======              =======

See notes to financial statements.



DREYFUS LIFETIME PORTFOLIOS, INC.
FINANCIAL HIGHLIGHTS

    Reference is made to pages 5 through 7 of the Fund's Prospectus dated January 15, 1996.



DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund"), formerly Dreyfus Retirement Portfolios, Inc., was incorporated on July 15, 1993 and operates as a series company currently offering three portfolios: the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. The Fund had no operations until March 31, 1995 (when operations commenced for all Portfolios) other than matters relating to its organization and registration as a diversified open-end management investment company under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 and the sale and issuance of 2,640 shares of Common Stock ("Initial Shares") of the Income Portfolio and the Growth Portfolio, and 2,720 shares of Common Stock of the Growth and Income Portfolio to MBC Investments Corporation. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Mellon Equity Associates ("Mellon Equity") serves as each Portfolios' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    As of September 30, 1995, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, which in turn is a subsidiary of Mellon Bank, held the following shares:

    Income Portfolio             1,200,000   Growth Portfolio  1,600,000
    Growth and Income Portfolio  1,200,000

    Each Portfolio offers both Investor Class shares and Class R shares. Investor Class shares are offered to any investor and Class R shares are offered only to institutional investors. Other differences between the two classes include the services offered to and the expenses borne by each class.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Each Portfolios' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, and currency gains and losses realized on securities transactions. the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain and loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
    (G) OTHER: Organization expenses paid by the Portfolio are included in prepaid expenses and are being amortized to operations from the date operations commenced over the period during which it is expected that a benefit will be realized, not to exceed five years. At September 30, 1995, the unamortized balance of such expenses of each of the respective Portfolio's amounted to the following:

    Income Portfolio             $57,858      Growth Portfolio   $57,858
    Growth and Income Portfolio   67,900

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
NOTE 3--MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed on the average daily value of each Portfolio's net assets and is payable monthly at the following annual rates: 60 of 1% of the Income Portfolio, and 75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Agreement provides that if in any full fiscal year the aggregate expenses of any Portfolio, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, that Portfolio may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to each Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of that Portfolio's net assets in accordance with California "blue sky" regulations. The Manager has undertaken with respect to the Income Portfolio from March 31, 1995 through December 31, 1995, or until such time as the net assets of the Portfolio exceed $500 million, regardless of whether they remain at that level, to reduce to the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolios' aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of 60 of 1% of the average daily value of the Portfolios' net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from March 31, 1995 through December 31, 1995, or until such time as the net assets of the Portfolios' exceed $500 million, regardless of whether they remain at that level, to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of 75 of 1% of the average daily value of the Portfolio's net assets.
    The expense reimbursements, pursuant to the undertakings amounted to the following for the period ended September 30, 1995:

    Income Portfolio            $41,157      Growth Portfolio    $56,446
    Growth and Income Portfolio  53,875

    The undertakings may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:
                                   Annual Fee as a Percentage of
Total Fund Net Assets         Average Daily Net Assets of each Portfolio
---------------------         ------------------------------------------
0 to $600 million.                          .35 of 1%
$600 up to $1.2 billion                     .25 of 1%
$1.2 up to $1.8 billion                     .20 of 1%
In excess of $1.8 billion                   .15 of 1%

    (B) Under the Service Plan (the "Plan") with respect to the Investor Class shares only, adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing each Portfolio's Investor Class shares and servicing Investor Class shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to each Portfolio's Investor Class shares and for Servicing, at an aggregate annual rate of
 .25 of 1% of the value of each Portfolio's average daily net assets of Investor Class shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of Investor Class shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for each Portfolio to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of each Portfolio's average daily net assets of Investor Class shares for any full fiscal year.
    During the period ended September 30, 1995, the following was charged to each Portfolio pursuant to the Plan:

    Income Portfolio            $ 9,913      Growth Portfolio    $13,812
    Growth and Income Portfolio  10,185

    Effective October 1, 1995, the Plan has been terminated.
    Effective October 2, 1995, the Fund has adopted a Shareholder Services Plan. Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor Class shares only for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
(continued)
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, for the period ended September 30, 1995:

                                          PURCHASES         SALES
                                        -----------    ----------
    Income Portfolio.................   $11,067,283    $  511,484
    Growth and Income Portfolio......    16,235,527     3,771,966
    Growth Portfolio.................    21,542,148     7,187,600

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1995 and their related unrealized market appreciation (depreciation) are set forth in the Statements of Financial Futures.
    (B) The following summarizes accumulated net unrealized appreciation on investments for each Portfolio at September 30, 1995:

                                       Gross           Gross
                                Appreciation  (Depreciation)         Net
                                ------------  --------------  ----------
  Income Portfolio.............   $  393,804     $   (1,217)  $  392,587
  Growth and Income Portfolio..    1,367,745        (61,890)   1,305,855
  Growth Portfolio.............    2,495,195       (153,805)   2,341,390

  At September 30, 1995, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for Portfolio series for financial reporting purposes as of September 30, 1995 was as follows:

  Income Portfolio            $15,765,689  Growth Portfolio  $21,468,808
  Growth and Income Portfolio  16,391,126


Dreyfus LifeTime Portfolios, Inc.
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus LifeTime Portfolios, Inc.

    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from March 31, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the Dreyfus LifeTime Portfolios, Inc. at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the period from March 31, 1995 to September 30, 1995, in conformity with generally accepted accounting principles.

[Ernst & Young LLP signature logo]

New York, New York
November 8, 1995





                       DREYFUS LIFETIME PORTFOLIOS, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from March 31, 1995 (commencement of operations) to September 30, 1995.

               Included in Part B of the Registration Statement:

                    Statement of Investments--September 30, 1995.


                    Statement of Assets and Liabilities--September 30, 1995.


                    Statement of Operations--period March 31, 1995 (commencement of operations) to September 30, 1995.


                    Statement of Changes in Net Assets--for the period March 31, 1995 (commencement of operations) to September 30, 1995.

                    Notes to Financial Statements.

                    Report of Ernst & Young LLP, Independent Auditors, dated November 8, 1995.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1995, and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (5)(a) Management Agreement is incorporated by reference to Exhibit (5) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (5)(b)  Sub-Investment Advisory Agreement is incorporated by reference to
          Exhibit 5(b) of Post-Effective Amendment No. 4 to the Registration Statement on form N-1A, filed on March 30, 1995.

  (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (9)     Shareholder Services Plan.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (11)    Consent of Independent Auditors.


  (14)    Model Retirement Plans.


  (15) Service Plan is incorporated by reference to Exhibit (15) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1, filed on March 30, 1995.

  (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (16) to Post-Effective Amendment No. 5 on Form N-1A, filed on September 29, 1995.

  (17)    Financial Data Schedule.


  (18)    Rule 18f-3 Plan.




Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on October 13, 1995.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of November 2, 1995
        ______________                   ______________________________

        Common Stock
        (Par value $.001)

        Growth and Income Portfolio
            Investor Class                            4

            Class R                                   3

        Income Portfolio
            Investor Class                            2

            Class R                                   3

        Growth Portfolio
            Investor Class                           11

            Class R                                   3


Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation is a wholly-owned subsidiary of Dreyfus. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

     (a)  Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;



DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****




STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


(b)     Mellon Equity as Sub-Adviser
        ____________________________

        Reference is made to the Registration Statement on From ADV filed by the Sub-Adviser.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 11th day of January, 1996.

                    DREYFUS LIFETIME PORTFOLIOS, INC.


               BY:  /s/Marie E. Connolly*
                    __________________________________________
                    Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     ________

/s/Marie E. Connolly*            President (Principal Executive       1/11/96
Marie E. Connolly                Officer and Principal Accounting
                                 Officer) and Treasurer


/s/Joseph F. Tower, III*         Assistant Treasurer (Principal       1/11/96
Joseph F. Tower, III             Financial Officer)


/s/ Joseph S. DiMartino*         Chairman of the Board                1/11/96
Joseph S. DiMartino


/s/Lucy Wilson Benson*           Director                             1/11/96
Lucy Wilson Benson


/s/David W. Burke*               Director                             1/11/96
David W. Burke


/s/Martin D. Fife*               Director                             1/11/96
Martin D. Fife


/s/Robert R. Glauber*            Director                             1/11/96
Robert R. Glauber


/s/Whitney I. Gerard*            Director                             1/11/96
Whitney I. Gerard


/s/Arthur A. Hartman*            Director                             1/11/96
Arthur A. Hartman


/s/George L. Perry*              Director                             1/11/96
George L. Perry


/s/Paul D. Wolfowitz*            Director                             1/11/96
Paul D. Wolfowitz


*BY:      /s/Eric B. Fischman
          __________________________
          Eric B. Fischman,
          Attorney-in-Fact

                              EXHIBIT INDEX
                                                          Page
Shareholder Services Plan

Model Retirement Plans

Consent of Independent Auditors

Rule 18f-3 Plan